Exhibit 99.4

SkyWest, Inc.

Pro Forma Condensed Combined Statement of Operations

(Unaudited)

For the year ended December 31, 2004

(In thousands, except per share amounts)

	Historical		Pro Forma		Pro Forma
	SkyWest, Inc.	ASA	Adjustments		Combined
OPERATING REVENUES:
Passenger	$1,139,580	$947,608	$(12,177	)(A)	$2,075,011
Ground handling and other	16,464	11	—		16,475
Total operating revenues	1,156,044	947,619	(12,177)		2,091,486

OPERATING EXPENSES:
Flying operations	577,492		436,982	(B)	1,014,474
Customer service	180,578		162,677	(C)	343,255
Maintenance	113,537		134,275	(C)	247,812
Depreciation and amortization	76,817	71,707	742	(D)	149,266
Promotion and sales	4,608	600	379	(C)	5,587
General and administrative	58,236		35,515	(C)	93,751
Salaries & related costs		292,258	(292,258	)(E)	—
Aircraft fuel		197,541	(197,541	)(C)	—
Aircraft maintenance materials and outside repairs		87,394	(87,394	)(C)	—
Aircraft rent		68,670	(68,670	)(C)	—
Contracted services		65,973	(65,973	)(C)	—
Landing fees and other rents		44,623	(44,623	)(C)	—
Impairment of goodwill		498,736			498,736
Other		33,594	(33,594	)(C)	—
Total operating expenses	1,011,268	1,361,096	(19,483)		2,352,881

OPERATING INCOME (LOSS)	144,776	(413,477)	7,306		(261,395)
OTHER INCOME (EXPENSE):
Interest income	10,050	3,092	(7,450	)(F)	5,692
Interest expense	(18,239)	(38,218)	6,900	(G)	(49,557)
Other		140			140
Total other income (expense), net	(8,189)	(34,986)	(550)		(43,725)

INCOME (LOSS) BEFORE INCOME TAXES	136,587	(448,463)	6,756		(305,120)
PROVISION FOR INCOME TAXES	54,635	20,119	2,693	(H)	77,447

NET INCOME (LOSS)	$81,952	$(468,582)	$4,063		$(382,567)

BASIC EARNINGS (LOSS) PER SHARE	$1.42				$(6.61)
DILUTED EARNINGS (LOSS) PER SHARE	$1.40				$(6.61)

WEIGHTED AVERAGE OF COMMON SHARES:
Basic	57,858				57,858
Diluted	58,350				58,350

SkyWest, Inc.

Pro Forma Condensed Combined Statement of Operations

(Unaudited)

For the nine months ended September 30, 2005

(In thousands, except per share amounts)

	Historical
	SkyWest, Inc.	January 1, 2005 - June 30, 2005 ASA	July 1, 2005 - September 7, 2005 ASA	Pro Forma Adjustments		Pro Forma Combined
OPERATING REVENUES:
Passenger	$1,203,991	$551,323	$224,543	$22,218	(A)	$2,002,075
Ground handling and other	17,693	—	2,037	—		19,730
Total operating revenues	1,221,684	551,323	226,580	22,218		2,021,805

OPERATING EXPENSES:
Flying operations	669,964			394,236	(I)	1,064,200
Customer service	177,387			131,964	(C)	309,351
Maintenance	107,686			106,806	(C)	214,492
Depreciation and amortization	70,238	40,633	12,517	(5,449	)(J)	117,939
Promotion and sales	2,874			255	(C)	3,129
General and administrative	58,497			30,029	(C)	88,526
Salaries & related costs		150,092	56,816	(206,908	)(K)	—
Aircraft fuel		143,806	69,200	(213,006	)(C)	—
Aircraft maintenance materials and outside repairs		51,773	18,619	(70,392	)(C)	—
Aircraft rent		31,914	11,279	(43,193	)(C)	—
Contracted services		46,441	18,470	(64,911	)(C)	—
Landing fees and other rents		25,052	10,820	(35,872	)(C)	—
Other		29,082	13,661	(42,743	)(C)	—
Total operating expenses	1,086,646	518,793	211,382	(19,184)		1,797,637

OPERATING INCOME	135,038	32,530	15,198	41,402		224,168
OTHER INCOME (EXPENSE):
Interest income	10,165	2,628	579	(5,082	)(F)	8,290
Interest expense	(25,510)	(32,017)	(14,276)	5,175	(G)	(66,628)
Other	(585)	101	(150)			(634)
Total other income (expense), net	(15,930)	(29,288)	(13,847)	93		(58,972)

INCOME BEFORE INCOME TAXES	119,108	3,242	1,351	41,495		165,196
PROVISION FOR INCOME TAXES	45,525	1,308	1,150	16,443	(H)	64,426

NET INCOME	$73,583	$1,934	$201	$25,052		$100,770

BASIC EARNINGS PER SHARE	$1.27					$1.75
DILUTED EARNINGS PER SHARE	$1.26					$1.72
WEIGHTED AVERAGE OF COMMON SHARES:
Basic	57,729					57,729
Diluted	58,512					58,512

SkyWest, Inc.

Notes to Unaudited Pro Forma Condensed Combined Statements of Operations

(in thousands)

1.                                       Basis of Presentation

On September 7, 2005, SkyWest, Inc. (the “Company”) completed its acquisition of all of the issued and outstanding capital stock of Atlantic Southeast Airlines, Inc. (“ASA”) from ASA Holdings, Inc., a subsidiary of Delta Air Lines, Inc. (“Delta”).  In connection with the acquisition of ASA, the Company’s wholly-owned subsidiary, SkyWest Airlines, Inc. (“SkyWest Airlines”), and Delta entered into an Amended and Restated Delta Connection Agreement, and ASA and Delta entered into a Second Amended and Restated Delta Connection Agreement (collectively, the “Delta Connection Agreements”), whereby SkyWest Airlines and ASA have agreed to provide regional airline service in the Delta flight system.  The Delta Connection Agreements became effective September 8, 2005.

The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2005 and for the fiscal year ended December 31, 2004 have been prepared to illustrate the pro forma effects of the ASA acquisition as if it had occurred on January 1, 2004 and as if the ASA Delta Connection Agreement was effective January 1, 2004.  The operations of ASA commencing on September 8, 2005 and through September 30, 2005, are included in the Company’s historical statement of operations.  No pro forma effect has been given to the SkyWest Airlines Delta Connection Agreement prior to the effective date of September 8, 2005.

2.                                       Pro Forma Financial Statements and Adjustments

The pro forma condensed combined information set forth in this Form 8-K/A is presented for illustrative purposes only.   Such information does not purport to be indicative of the results of operations and financial position that actually would have resulted had the acquisition occurred on the date indicated, nor is it indicative of the results that may be expected in future periods.  The pro forma adjustments are based upon information and assumptions available at the time of filing this Form 8-K/A.

The pro forma condensed combined statements of operations give effect to the following pro forma adjustments:

(A)                              Reflects the restatement of ASA revenues from the ASA historical code-share agreement with Delta to the ASA Delta Connection Agreement as if the ASA Delta Connection Agreement was effective January 1, 2004.  Under the terms of the ASA Delta Connection Agreement, Delta agrees to compensate ASA for certain direct costs associated with operating the Delta Connection flights as defined in the ASA Delta Connection Agreement, plus, if ASA completes a certain minimum percentage of its Delta Connection flights, an additional percentage of such costs.  Additionally, ASA’s Delta Connection Agreement provides for incentive compensation upon satisfaction of certain performance goals.  Under the ASA Delta Connection Agreement, excess margins over certain percentages must be returned or shared with Delta, depending on various conditions.  The pro forma revenue adjustment assumes no incentive compensation was achieved for either the year ended December 31, 2004 or for the interim period ended September 7, 2005.

(B)                                Reflects a reclassification of ASA expenses reported under the ASA financial statement classification to the Company’s financial statement classification of $451,103 for consistency purposes and a reduction of aircraft lease expense on aircraft lease obligations retained by Delta in connection with the Company’s acquisition of ASA of $(14,121).

(C)                                Reflects a reclassification of ASA expenses reported under the ASA financial statement classifications to the Company’s financial statement classifications for consistency purposes.

(D)                               Reflects an adjustment to ASA depreciation for changes in estimated useful lives for property and equipment using the Company’s accounting policies and reflects an adjustment to the depreciable basis of property and equipment and intangible assets resulting from the preliminary valuation and purchase price adjustments of $7,400 and a reduction of depreciation expense on aircraft retained by Delta in connection with the Company’s acquisition of ASA of $(6,658).

(E)                                 Reflects a reclassification of ASA expenses reported under the ASA financial statement classification to the Company’s financial statement classification of $286,154 for consistency purposes and a reduction of accrued wage expense of $6,104 to reflect amounts expected to be paid.

(F)                                 Reflects a reduction of interest income resulting from net cash paid to Delta of $376,912 for the acquisition of ASA.

(G)                                Reflects the elimination of interest expense on aircraft debt obligations retained by Delta in connection with the Company’s acquisition of ASA.

(H)                               Reflects the income tax effects of the pro forma adjustments.

(I)                                    Reflects a reclassification of ASA expenses report under the ASA financial statement classification to the Company’s financial statement classification of $404,826 for consistency purposes and a reduction of aircraft lease expense on aircraft lease obligations retained by Delta in connection with the Company’s acquisition of ASA of $(10,590).

(J)                                   Reflects an adjustment to ASA depreciation for changes in estimated useful lives for property and equipment using the Company’s accounting policies and reflects an adjustment to the depreciable basis of property and equipment and intangible assets resulting from the preliminary valuation and purchase price adjustments of $(455) and a reduction of depreciation expense on aircraft retained by Delta in connection with the Company’s acquisition of ASA of $(4,994).

(K)                               Reflects a reclassification of ASA expenses reported under the ASA financial statement classification to the Company’s financial statement classification of $203,762 for consistency purposes and a reduction of accrued wage expense of $3,146 to reflect amounts expected to be paid.